UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

LION COPPER AND GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-55139	98-1664106
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

143 S Nevada St.
 Yerington, Nevada, United States 89447
 (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (775) 463-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2025, at the annual general meeting of stockholders of Lion Copper and Gold Corp. (the "Company"), Steven Dischler was not re-elected as a director of the Company.

The stockholders also approved the adoption of the Company's 20% rolling stock option plan (the "Plan").  The Plan authorizes the Board to administer the Plan to provide equity based compensation in the form of stock options.  A more detailed description of the Plan is contained in the Company's definitive proxy statement of Schedule 14A as filed with the Commission on June 23, 2025 under the heading "4. Approval of 20% Rolling Stock Option Plan", which description of the Plan is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual general meeting of stockholders of the Company held on July 25, 2025, the stockholders voted on the following matters:

1. Fixing the Number of Directors.  The stockholders approved the number of directors to be fixed at three.

For:	195,625,651
Against:	17,330,447
Withheld/Abstain:	10,097
Non Voted:	1

2. Election of Directors.  The following nominees were elected as directors to serve until the next annual general meeting of the stockholders:

Tom Patton	For:	141,570,405
	Withheld/Abstain:	20,105,395
	Non Voted:	51,290,396

Tony Alford	For:	147,034,289
	Withheld/Abstain:	14,641,511
	Non Voted:	51,290,396

Charles Travis Naugle	For:	144,465,322
	Withheld/Abstain:	17,210,478
	Non Voted:	51,290,396

3. Appointment of Auditors.  The stockholders approved the appointment of MNP LLP as auditors of the Company at a remuneration to be fixed by the Directors.

For:	212,927,340
Withheld/Abstain:	38,856
Non Voted:	0

4. Approval of 20% Rolling Stock Option Plan.  The stockholders approved the Company's 2024 20% rolling stock option plan and all unallocated entitlements under the stock option plan.

For:	136,812,539
Against:	23,467,399
Withheld/Abstain:	1,395,862
Non Voted:	51,290,396

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lion Copper and Gold Corp.
Date:	July 31, 2025	(Registrant)
/s/ John Banning
John Banning, Chief Executive Officer